Exhibit 99.2

Trustmark

Third Quarter 2025 Financial Results

October 28, 2025

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights – Third Quarter 2025

Performance Reflects Continued Loan and Deposit Growth, Stable Credit Quality, Expanded Revenue and Strong Profitability Metrics

Balance Sheet

- Loans held for investment (HFI) increased $83.4 million, or 0.6%, linked-quarter, and a $448.0 million, or 3.4%, increase year-over-year
- Total deposits increased $515.1 million, or 3.4%, linked-quarter, and $390.0 million, or 2.6%, from the prior year; cost of total deposits increased 4 basis points to 1.84%

Profitable Revenue Generation

- Net income totaled $56.8 million, representing fully diluted EPS of $0.94
- Revenue in the third quarter totaled $202.4 million, an increase of 1.9% linked-quarter and 5.3% year-over-year
- Net interest income (FTE) totaled $165.2 million, an increase of 2.4% linked-quarter and 4.6% year-over-year; net interest margin expanded to 3.83%
- Noninterest income totaled $39.9 million, up 0.1% linked-quarter and 6.3% year-over-year

Expense Management

- Noninterest expense totaled $130.9 million, an increase of 4.7%, linked-quarter and 6.2% year-over-year; noninterest expense in the third quarter included approximately $2.3 million in nonroutine items
- Salaries and employee benefits expense increased $3.2 million, or 4.7%, linked-quarter principally due to annual merit increases and annual incentive accurals

Credit Quality

- Provision for credit losses totaled $1.7 million
- Net charge-offs totaled $4.4 million, including one charge-off on an individually analyzed loan totaling $3.1 million reserved for in prior periods; NCOs represented 0.13% of average loans
- Allowance for credit losses (ACL) represented 1.22% of loans HFI and 239.69% of nonaccrual loans, excluding individually analyzed credits at September 30, 2025

Capital Management

- Maintained strong capital position with CET1 ratio of 11.88% and total risk-based capital ratio of 14.33%
- Repurchased $11.0 million, or approximately 280 thousand common shares, during third quarter; for the first nine months of 2025, repurchased $37.1 million, or approximately 1.0 million common shares; $62.9 million in remaining share repurchase authorization in 2025
- Tangible book value per share of $29.60 at September 30, 2025, up 3.0% linked-quarter and 10.1% year-over-year
- Board of Directors declared quarterly cash dividend of $0.24 per share payable December 15, 2025, to shareholders of record on December 1, 2025

Source: Company reports

At September 30, 2025	
Total Assets	$18.8 billion
Loans (HFI)	$13.5 billion
Total Deposits	$15.6 billion
Banking Centers	167

	Q3-25	Q2-25	Q3-24
Net Income ($ in millions)	$56.8	$55.8	$51.3
EPS – Diluted	$0.94	$0.92	$0.84
ROAA	1.21%	1.21%	1.10%
ROATCE	12.84%	13.13%	12.86%
Dividends / Share	$0.24	$0.24	$0.23
TE/TA	9.64%	9.50%	9.07%

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]		Change	
	9/30/2025	LQ	Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,242	$ (113)	$ (346)
Secured by 1-4 family residential prop.	3,055	(2)	160
Secured by nonfarm, nonresidential prop.	3,300	(179)	(283)
Other real estate secured	2,056	137	580
Commercial and industrial loans	1,904	71	137
Consumer loans	151	2	2
State and other political subdivision loans	1,028	67	32
Other Loans & Leases	813	101	167
Total LHFI	**$ 13,548**	**$ 83**	**$ 448**

Loan Portfolio Composition 09/30/25[1]



Other RE, 15%
Nonfarm,Nonres, 24%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 6%
Construction, Land Dev, 9%
1-4 Residential, 23%

Loans HFI by Quarter



$13,100
$13,090
$13,241
$13,465
$13,548
Dollar Change:
$(10)
$151
$223
$83
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25

- Portfolio exhibits diversity by product type, geography, and industry
- Maintained solid credit quality in the quarter

Source: Company reports
(1) Totals and percentages may not foot due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio(1)(2) ($ in millions)	09/30/25	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 254	5%
1-4 Family Construction	310	6%
Other Construction	678	13%
Total Construction, Land Development and Other Land Loans	**$ 1,242**	**24%**
Retail	262	5%
Offices	228	4%
Hotels/Motels	252	5%
Industrial	464	9%
Senior Living	283	5%
Other	446	9%
Total Non-owner Occupied & REITs	**$ 1,935**	**37%**
Multi-Family(3)	1,987	38%
Total CRE	**$ 5,164**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio(1)(2) ($ in millions)	09/30/25	% of Offices Portfolio
Construction	$ 1	0%
Existing	228	100%
Total Offices	**$ 229**	**100%**
Offices (CRE) as % of LHFI	1.7%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0.84%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.06%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)

  * Weighted average occupancy of investment grade tenants is 44%

  * Less than 10% lease turnover in each year from 2025-2028

  * Weighted average vacancies of 3%

  * Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1][2] ($ in millions)	09/30/25	% of Commercial Portfolio
Manufacturing	$ 417	15%
Wholesale Trade	350	13%
Real Estate & Rental & Leasing	348	13%
Finance & Insurance	287	11%
Construction	279	10%
Transportation & Warehousing	169	6%
Administrative & Support & Waste Mgmt & Remediation Services	129	5%
Retail Trade	128	5%
Professional, Scientific & Technical Services	117	4%
Health Care & Social Assistance	105	4%
Information	92	3%
Other	278	10%
Total	**$ 2,699**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $652 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 15%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Trustmark

Allowance for Credit Losses

($ in millions)



$168
-$1
-$4
$2
$165
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the nature and volume of the portfolio reserve, and the resolution of the qualitative factor for the potential of additional commercial credit migration
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 6/30/25
ACL 9/30/25

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.22% of loans HFI and 239.69% of nonaccrual loans, excluding individually evaluated loans, at September 30, 2025
- Net charge-offs (NCOs) totaled $4.4 million in the third quarter including one charge-off on an individually analyzed loan totaling $3.1 million that was reserved for in prior periods; NCOs represented 0.13% of average loans
- Nonaccrual loans increased $3.0 million linked-quarter and represented 0.61% of total loans
- Nonperforming assets increased $2.3 million linked-quarter and represented 0.67% of total loans and ORE



Nonperforming Assets(1)
(in millions)
$78
$86
$95
$90
$92
$4
$6
$8
$9
$8
$74
$80
$87
$81
$84
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
497%
341%
296%
272%
240%
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Trustmark

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]			Change			
		9/30/2025	LQ		Y-o-Y	
Interest Checking	$	4,504	$	3	$	(56)
Noninterest Bearing DDA		3,321		186		178
Time Deposits		3,485		96		146
Savings		968		(15)		(26)
MMDA		3,353		246		149
Total Deposits	**$**	**15,631**	**$**	**515**	**$**	**390**

Deposit Mix – Average Balance Q3-25[1] ($ in millions)



$15,410
$15,230
$14,998
$15,158
$15,358
21%
21%
20%
21%
21%
79%
79%
80%
79%
79%
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Interest-bearing
Noninterest-bearing

Deposit Cost & Cumulative Beta



Actual
Forecast
2.34%
2.19%
2.01%
1.99%
2.22%
1.98%
1.83%
1.80%
1.84%
1.72%
39%
42%
24%
30%
28%
N/M Transitional Rate Environment
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Tightening Rate
KRX Median Deposit Cost
TRMK Cost
Easing Rate Environment

- Deposits totaled $15.6 billion at September 30, 2025, an increase of $515.1 million, or 3.4%, linked-quarter and $390.0 million, or 2.6%, year-over-year.
- Personal and commercial deposits totaled $13.3 billion at September 30, 2025, an increase of $369.7 million, or 2.9%, linked-quarter and $423.6 million, or 3.3%, year-over-year
- Public fund deposits totaled $2.0 billion at September 30, 2025, an increase of $146.2 million, or 7.9%, linked-quarter and $68.1 million, or 3.5%, year-over-year
- Brokered deposits totaled $308.9 million at September 30, 2025, down $852 thousand linked-quarter and $101.7 million year-over-year, to represent 2.0% of total deposits
- Cost of interest-bearing deposits in the third quarter totaled 2.32%, up 4 basis points from the prior quarter
- Total cost of deposits of 1.84% in the third quarter, up 4 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$158
$158
$155
$161
$165
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Net Interest Income



Yields and Costs(1)
6.55%
6.32%
6.15%
6.19%
6.21%
3.69%
3.76%
3.75%
3.81%
3.83%
3.44%
3.41%
3.46%
3.46%
3.50%
2.94%
2.61%
2.43%
2.42%
2.44%
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.81%
0.09%
Asset Rate/Volume
-0.03%
Liability Rate/Volume
-0.04%
# of Days in Qtr
3.83%
Q2-25 NIM
Q3-25 NIM

- Net interest income (FTE) totaled $165.2 million in the third quarter, resulting in a net interest margin of 3.83%, up 2 basis points from the prior quarter
- Securities yield during Q3-25 was 3.50%, up 4 basis points linked-quarter and an increase of 6 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Trustmark

Earning Asset Composition & Interest Rate Sensitivity
As of 09/30/25

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate
- Active interest rate swap hedge notional at quarter end was $800 million with a weighted average received fix rate of 3.27% and active floor notional was $75 million with a SOFR rate of 3.58%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $565 million in interest rate swaps and $75 million in interest rate floors

Loans by Rate Index[1,2]


Book Balance: $13.8B
Yield[3]: 6.21%
Prime, 9%
Fixed, 39%
Variable (<= 1-month), 42%
Hybrid ARMs, 9%
Variable (> 1-month), 2%

Hedge Notional [2][4]


$46
$829
3.21%
$93
$765
3.34%
$113
3.46%
$676
3.58%
$81
$496
3.59%
$16
$266
3.64%
$70
2025
2026
2027
2028
2029
2030
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Income Statement Highlights – Noninterest Income

Noninterest Income[(1)] ($ in millions)	Q3-25	Change LQ	Change Y-o-Y
Service Charges on Deposit Accounts	$ 11.3	$ 0.7	$ (0.0)
Bank Card and Other Fees	8.3	(0.4)	0.4
Mortgage Banking, net	8.2	(0.4)	2.1
Wealth Management	9.8	0.2	0.5
Other, net	2.4	0.1	(0.6)
Total Noninterest Income	**$ 39.9**	**$ 0.0**	**$ 2.4**

Noninterest Income – Q3-25[(1)]



Other, net, 6%
Wealth Management, 25%
Service Charges on Deposit Accounts, 28%
Mortgage Banking, net, 21%
Bank Card and Other Fees, 21%

Noninterest Income[(1)]
($ in millions)



$38
$41
$43
$39
$39
$11
$11
$11
$11
$11
$8
$9
$8
$9
$8
$6
$7
$9
$9
$8
$9
$9
$10
$10
$10
$3
$4
$6
$2
$2
Q3-24(1)
Q4-24
Q1-25
Q2-25
Q3-25
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the third quarter totaled $39.9 million, up $41 thousand linked-quarter and $2.4 million year-over-year.
- Mortgage banking, net totaled $8.2 million in the third quarter, a decrease of $420 thousand linked-quarter and an increase of $2.1 million year-over-year. The linked-quarter decrease was principally due to lower gain on sales of loans, net and increased net negative hedge ineffectiveness, which was partly offset by increased mortgage servicing income, net.
- Wealth Management revenue in the third quarter totaled $9.8 million, an increase of $160 thousand from the prior quarter and a $510 thousand increase from the previous year.

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense in the third quarter increased $5.8 million, or 4.7%, linked-quarter and included approximately $2.3 million in nonroutine items
- Salaries and employee benefits in the third quarter totaled $71.5 million, an increase of $3.2 million, or 4.7%, linked-quarter principally due to annual salary merit increases effective July 1 and general performance incentives
- Services and fees totaled $28.8 million in the third quarter, an increase of $1.8 million, or 6.6%, linked-quarter and included approximately $900 thousand in nonroutine items including professional fees related to the conversion to a state bank charter and other corporate strategic initiatives.
- Other real estate expense, net increased $1.8 million, which reflects the establishment of a $1.4 million reserve for a single property

Noninterest Expense(1) ($ in millions)			Change			
		Q3-25		LQ		Y-o-Y
Salaries & Benefits	$	71.5	$	3.2	$	4.8
Services & Fees		28.8		1.8		3.1
Net Occupany - Premises		7.8		0.3		0.4
Equipment Expense		6.4		0.2		0.3
Other Expense		16.5		0.4		(0.9)
Total Noninterest Expense	**$**	**130.9**	**$**	**5.8**	**$**	**7.7**



Noninterest Expense
($ in millions)(1)
$123
$124
$124
$125
$131
$67
$69
$68
$68
$72
$26
$27
$26
$27
$29
$7
$7
$7
$8
$8
$6
$6
$6
$6
$6
$17
$15
$16
$16
$16
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Capital Management

Capital ratios remained strong, share repurchase activity continued

- Capital position remained strong with a CET1 ratio of 11.88% and a total risk-based capital ratio of 14.33% at September 30, 2025
- During the third quarter, Trustmark repurchased $11.0 million, or approximately 280 thousand common shares. For the first nine months of 2025, Trustmark has repurchased $37.1 million, or approximately 1.0 million common shares. As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2025, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2025.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.24 per share payable December 15, 2025, to shareholders of record on December 1, 2025.



Capital Ratios(1)
13.71%
11.30%
9.07%
13.97%
11.54%
9.13%
14.10%
11.63%
9.39%
14.15%
11.70%
9.50%
14.33%
11.88%
9.64%
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital through 12/31/24

Trustmark

2025 Full Year Expectations

		FY 2025 Expectations[1]	Guidance 4Q-25	2024 Actual
Balance Sheet	Loans HFI	Increase mid single digits	Affirmed	$13.1 billion
	Deposits, excluding brokered deposits	Increase low single digits	Affirmed	$14.8 billion
	Securities	Remain stable	Affirmed	$3.0 billion
Net Interest Income	Net Interest Margin	Range of 3.77% to 3.83%	**Revised** Range of 3.78% to 3.82%	3.51%
	Net Interest Income (FTE)	Increase high single digits	Affirmed	$597.0 million
Credit	Total Provision for Credit Losses, including unfunded commitments	Continue to trend lower	Affirmed	$32.6 million[2]
Noninterest Income	Noninterest Income from adjusted continuing operations	Increase mid single digits	Affirmed	$156.1 million[2]
Noninterest Expense	Noninterest Expense	Increase mid single digits	Affirmed	$485.7 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

(2) Financial measures from adjusted continuing operations. Please refer to page 20 for Reconciliation of GAAP to Non-GAAP Results.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Improved Financial Performance

Net Income Available to Shareholders



37% Growth in Net Income from Adjusted Continuing Operations
$60,918
$136,481
$153,290
$159,220
$45,210
$186,335
$166,261
2022
2023
2024
9/30/2025 YTD
Net Income from Continuing Operations (GAAP) (in thousands)
Net Income from Adjusted Continuing Operations (Non-GAAP) (in thousands)

Diluted EPS



37% Growth in Diluted EPS from Adjusted Continuing Operations
$0.99
$2.22
$2.50
$2.60
$0.74
$3.04
$2.74
2022
2023
2024
9/30/2025 YTD
Diluted EPS from Continuing Operations (GAAP) (in thousands)
Diluted EPS from Adjusted Continuing Operations (Non-GAAP)

ROAA



29% Growth in ROAA from Adjusted Continuing Operations
0.35%
0.78%
0.82%
0.86%
0.24%
1.01%
1.21%
2022
2023
2024
9/30/2025 YTD
ROAA from Continuing Operations (GAAP)
ROAA from Adjusted Continuing Operations (Non-GAAP)

ROATE



18% Growth in ROATE from Adjusted Continuing Operations
4.86%
10.78%
12.43%
12.95%
3.04%
12.71%
13.03%
2022
2023
2024
9/30/2025 YTD
ROATE from Continuing Operations (GAAP)
ROATE from Adjusted Continuing Operations (Non-GAAP)

Trustmark

Improved Financial Performance

Loans HFI and Deposits



($ in billions)
7% Growth in Loans, 5% Growth in Deposits
$12.2
$14.4
$13.0
$15.6
$13.1
$15.1
$13.5
$15.6
2022
2023
2024
9/30/2025 YTD
Loans HFI
Deposits

NIM - FTE



11% Growth in NIM - FTE
3.17%
3.32%
3.51%
3.80%
2022
2023
2024
9/30/2025 YTD

Tangible Common Equity/Tangible Assets



40% Growth in Tangible Common Equity/Tangible Assets
6.54%
7.22%
9.13%
9.64%
2022
2023
2024
9/30/2025 YTD

Tangible Book Value Per Share



41% Growth in Tangible Book Value Per Share
$18.98
$21.73
$26.68
$29.60
2022
2023
2024
9/30/2025 YTD

Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Results

($ in thousands, except per share data)

		Year Ended December 31, 2022	2023	2024
Adjusted Continuing Operations				
Net Interest Income (GAAP)	a	$ 494,708	$ 552,878	$ 584,421
Provision for Credit Losses (GAAP)	b	22,892	24,581	41,255
Less: PCL, LHFI sale of 1-4 family mortgage loans		-	-	(8,633)
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	22,892	24,581	32,622
Noninterest Income (Loss) (GAAP)	d	151,422	148,433	(23,419)
Add: Mortgage Loan Sale Loss (incl in Other, Net)		-	-	4,798
Visa C Shares Gain (incl in Other, Net)		-	-	(8,056)
Securities (Gains) Losses, Net		-	-	182,792
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	151,422	148,433	156,115
Noninterest Expense (GAAP)	f	564,133	495,696	485,690
Less: Litigation Settlement Expense		(100,750)	(6,500)	-
Reduction in Force Expense		-	(1,406)	-
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	463,383	487,790	485,690
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	59,105	181,034	34,057
Income Taxes From Continuing Operations (GAAP)	h	(1,813)	27,744	(11,153)
Income (Loss) From Continuing Operations (GAAP)	i	60,918	153,290	45,210
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	159,855	188,940	222,224
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		23,374	29,720	35,889
Income From Adjusted Continuing Operations (Non-GAAP)		$ 136,481	$ 159,220	$ 186,335
Total Revenue (GAAP)	a+d	$ 646,130	$ 701,311	$ 561,002
Total Revenue (Non-GAAP)	a+e	646,130	701,311	740,536
Discontinued Operations				
Gain on Sale of FBBI	j	$ -	$ -	$ 228,272
FBBI Operating Results - Noninterest Income	k	53,722	58,525	28,255
Noninterest Income		53,722	58,525	256,527
FBBI Operating Results - Noninterest Expense	l	39,080	42,223	19,375
Income From Discontinued Operations (GAAP)	m	14,642	16,302	237,152
Income Taxes From Discontinued Operations (GAAP)	n	3,673	4,103	59,353
Income From Discontinued Operations (GAAP)	o	$ 10,969	$ 12,199	$ 177,799
Total Operating Results				
Net Interest Income (GAAP)	a	$ 494,708	$ 552,878	$ 584,421
Provision for Credit Losses (GAAP)	b	22,892	24,581	41,255
Noninterest Income (Loss) (GAAP)	d	151,422	148,433	(23,419)
Gain on Sale of FBBI	j	-	-	228,272
FBBI Operating Results - Noninterest Income	k	53,722	58,525	28,255
Noninterest Income Total Operating Results (Non-GAAP)	p	205,144	206,958	233,108
Noninterest Expense (GAAP)	f	564,133	495,696	485,690
FBBI Operating Results - Noninterest Expense	l	39,080	42,223	19,375
Noninterest Expense Total Operating Results (Non-GAAP)	q	603,213	537,919	505,065
Income From Total Operating Results (Non-GAAP)	a-b+p-q	73,747	197,336	271,209
Income Taxes From Total Operating Results (Non-GAAP)	h+n	1,860	31,847	48,200
Income From Total Results (GAAP)	i+o	$ 71,887	$ 165,489	$ 223,009
Diluted Per Share Data				
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ 0.99	$ 2.50	$ 0.74
Diluted Earnings per Share From Discontinued Operations (GAAP)		0.18	0.20	2.90
Diluted Earnings per Share Total (GAAP)		1.17	2.70	3.63
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		2.22	2.60	3.04
Financial Ratios				
Return on Average Assets From Continuing Operations (GAAP)		0.35%	0.82%	0.24%
Return on Average Assets From Adjusted Continuing Operations (Non-GAAP)		0.78%	0.86%	1.01%
Return on Average Tangible Equity From Continuing Operations (GAAP)		4.86%	12.43%	3.04%
Return on Average Tangible Equity From Adjusted Continuing Operations (Non-GAAP)		10.78%	12.95%	12.71%

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